Exhibit 10.32


                              SECOND 1995 AMENDMENT
                                       TO
                              EMPLOYMENT AGREEMENT

    This is a Second 1995 Amendment, dated as entered below, to the Employment Agreement (the "Agreement") which was made the 27th of May 1993 by and among RJR Nabisco Holdings Corp., ("Holdings"), a Delaware corporation, RJR Nabisco. Inc.
(the "Company"), a Delaware corporation, and Charles M. Harper ("Executive ....
Nothing in this Second 1995 Amendment shall affect the validity of the previous 1995 Amendment to the Agreement made February 15, 1995.

                                    Recitals
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    In consideration of Executive being given the added security of increased severance in the event of Executive's termination without Cause, and Holdings and the Company being able to provide further incentives to the performance of Executive through this additional security, it is agreed by and among the parties as follows:

          a) Subsection 6.1 is amended to delete the term "Expiration Date" wherever it appears and to substitute in each instance in its place "the third anniversary of the date his employment terminated."

          b)    Section 10 is amended to (i) delete the reference to "Mr. Paul
                E. Raether" and insert in its place "Mr. Gerald I. Angowitz", and (ii) delete the reference to and address of Alvin H. Brown, Esq.

                                                    RJR Nabisco Holdings Corp.

                                              BY /s/
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                                                  RJR NABISCO HOLDINGS CORP.

                                              BY /s/
                                                 ----------------------------


                                              BY /s/ Charles M. Harper
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Date: 4/13/95
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